UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2010

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2010, the Registrant’s subsidiary, AmeriGas Propane, L.P. (the "Partnership") entered into Amendment No. 1 dated as of July 1, 2010 (the "Amendment") to its $75 million revolving Credit Agreement dated as of April 17, 2009 (the "Credit Agreement") among the Partnership, as Borrower, AmeriGas Propane, Inc., as a Guarantor thereunder, Petrolane Incorporated, as a Guarantor thereunder, Citizens Bank of Pennsylvania, as syndication agent and bank, JPMorgan Chase Bank, N.A., as documentation agent and bank, and Wells Fargo Bank, N.A. (as successor by merger to Wachovia Bank, National Association), as administrative agent. The Amendment to the Credit Agreement extends the termination date thereof from July 1, 2010 to June 30, 2011.

A copy of the Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. A copy of the Credit Agreement, filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated April 17, 2009, is incorporated herein by reference.

Citizens Bank of Pennsylvania, JPMorgan Chase, N.A. and Wells Fargo Bank, N.A. have in the past, and may in the future, lend to the Registrant and its affiliates, and may in the future, act in various agency roles under credit facilities of the Registrant and its affiliates. Affiliates of Wells Fargo Bank, N.A. have in the past, and may in the future, provide the Registrant and its affiliates with investment banking and advisory services for which they have received, and in the future may receive, customary compensation.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 1 to Credit Agreement, dated as of July 1, 2010, among the Partnership, as Borrower, AmeriGas Propane, Inc., as Guarantor, Petrolane Incorporated, as Guarantor, Citizens Bank of Pennsylvania, as Syndication Agent, JPMorgan Chase Bank, N.A., as Documentation Agent and Wells Fargo Bank, N.A., as Administrative Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

July 7, 2010	By:	Robert W. Krick

Name: Robert W. Krick
Title: Vice President and Treasurer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to Credit Agreement, dated as of July 1, 2010, among the Partnership, as Borrower, AmeriGas Propane, Inc., as Guarantor, Petrolane Incorporated, as Guarantor, Citizens Bank of Pennsylvania, as Syndication Agent, JPMorgan Chase Bank, N.A., as Documentation Agent and Wells Fargo Bank, N.A., as Administrative Agent.